Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, David S. Givner, Principal Executive Officer of Watermark Investors Realty Trust (the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                                     /s/ David S. Givner
                                                     ---------------------------
                                                     David S. Givner
                                                     May 14, 2003